Summary Prospectus Supplement dated September 19, 2019

The purpose of this supplement is to provide you with changes to the current Summary Prospectuses for Class A, C, R, Y, R5 and R6 shares of the Fund listed below:

Invesco Oppenheimer Real Estate Fund

This supplement amends the Summary Prospectuses of the above referenced fund (the “Fund”) and is in addition to any other supplement(s). You should read this supplement in conjunction with the Summary Prospectuses and retain it for future reference.

Effective on or about November 18, 2019, the following changes are made to the Summary Prospectuses:

Barings LLC (“Barings”) will no longer serve as the Fund’s sub-adviser. All references to Barings are hereby removed from the Summary Prospectuses.

The following information replaces in its entirety the third paragraph appearing under the heading “Principal Investment Strategies of the Fund” in the prospectuses:

“Top-Down Analysis: Invesco Advisers, Inc. (Invesco or the Adviser) and Invesco Asset Management Limited (the Sub-Adviser) have in-house real estate specialists who can provide field observations regarding local, regional and national real estate trends and fundamentals in support of the top-down analysis. The portfolio managers have access to comprehensive property databases that track the real estate markets by property type, geographic metro area and company portfolio. This allows the portfolio managers to use proprietary models to analyze markets at various levels, including Standard Industrial Classification code, zip code and Metropolitan Statistical Area, resulting in comprehensive industry databases.”

The following information replaces in its entirety the information appearing under the heading “Management of the Fund” in the prospectuses:

“Investment Adviser: Invesco Advisers, Inc.

Investment Sub-Adviser: Invesco Asset Management Limited

Portfolio Managers	Title	Length of Service on the Fund
Paul Curbo	Portfolio Manager (co-lead)	2019
Grant Jackson	Portfolio Manager (co-lead)	2019
Mark Blackburn	Portfolio Manager	2019
James Cowen	Portfolio Manager	2019
Joe Rodriguez, Jr.	Portfolio Manager	2019
Darin Turner	Portfolio Manager	2019
Ping-Ying Wang	Portfolio Manager	2019”

O-REA-SUMSUP 092019